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                                                                 EXHIBIT 10.12.1

                                 THIRD AMENDMENT
                                     TO THE
                      1997 RPM, INC. RESTRICTED STOCK PLAN

                  THIS THIRD AMENDMENT (the "Amendment") to the 1997 RPM, Inc. Restricted Stock Plan (hereinafter known as the "Plan") is executed by RPM, Inc. (hereinafter known as the "Company") and acknowledged by RPM International Inc. (hereinafter known as the "Successor Company"), as of the dates set forth below.

                                   WITNESSETH:

                  WHEREAS, the Company maintains the Plan for the benefit of certain of its employees and certain employees of affiliated companies; and

                  WHEREAS, in connection with the reincorporation of the Company as a Delaware corporation, the Company has agreed to assign, and the Successor Company has agreed to assume, all of the powers, authorities, duties, responsibilities and obligations of the Company with respect to the Plan in accordance with an Agreement and Plan of Merger, dated August 29, 2002 (the "Merger Agreement"); and

                  WHEREAS, it is the desire of the Company to amend the Plan in order to reflect the reincorporation of the Company, the assumption of the Plan by the Successor Company, and the new name of the Plan, all of which will become effective, unless otherwise indicated, as of the effective time of the reincorporation of the Company, which shall be 9:00 a.m. on October 15, 2002 (the "Effective Time"); and

                  WHEREAS, immediately following the Effective Time, the Successor Company and the Company will enter into an agreement (the "Reorganization Agreement"), pursuant to
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which agreement the Company will transfer the stock ownership of various of its operating companies to Successor Company; and

                  WHEREAS, the Board of Directors reserved the right, pursuant to Section 8 of the Plan, to make certain amendments thereto;

                  NOW, THEREFORE, pursuant to Section 8 of the Plan, the Board of Directors hereby amends the Plan, effective as of the Effective Time, unless indicated otherwise, as follows:

        1. The name of the Plan is hereby changed to the "1997 RPM International Inc. Restricted Stock Plan."

        2. With the exception of any references specifically set forth in this Amendment, including, without limitation, the definition of "Merger Agreement" and "Reorganization Agreement" in Section 5.4 of the Plan, the Plan is hereby amended by the deletion of each reference to the term "RPM, Inc." as a corporate entity, including but not limited to, the "Name and Purpose" provisions in
Section 1 and the signature block, and the substitution in lieu thereof of the term "RPM International Inc." as the corporate entity.

        3. The Plan is hereby amended by the deletion of each reference to the term "RPM, Inc." as the sponsor of certain employee benefit plans, including but not limited to, the RPM, Inc. Deferred Compensation Plan, as well as the reference to RPM, Inc. in the name of the Plan, and the substitution in lieu thereof of the term "RPM International Inc." as the sponsor of such plans.

        4. Section 1 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section 1 to read as follows:

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"1.      NAME AND PURPOSE.

            The name of this plan is the RPM International Inc. 1997 Restricted Stock Plan. The Plan will be maintained by RPM International Inc. (herein referred to as the "Company") to further the growth, success and interest of the Company and its subsidiaries and the Stockholders of the Company by requiring certain employees of the Company and its subsidiaries to own shares of Common Stock, par value $.01 per share, of the Company ("Shares") under the terms and conditions of and in accordance with this Plan, thereby increasing their direct involvement in the success of the Company."

         5. Effective immediately prior to the Effective Time, Section 5.4 of the Plan is hereby amended by the addition of a new sentence to the end of said section to read as follows:

         "Notwithstanding the foregoing provisions of this Section, a change in control shall not be deemed to have occurred as a result of (i) the execution of the 'Merger Agreement' or the 'Reorganization Agreement'; (ii) the assignment by the Company to the Successor Company and the assumption by the Successor Company of all of the powers, authorities, duties, responsibilities and obligations of the Company with respect to the Plan; or (iii) the consummation of any other transaction contemplated in the Merger Agreement or the Reorganization Agreement. For purposes of this Section, 'Merger Agreement' shall mean the Agreement and Plan of Merger, dated as of August 29, 2002, by and among RPM International Inc., RPM, Inc. and RPM Merger Company, an Ohio corporation, as it may be amended, supplemented or replaced from time to time. For purposes of this Section, 'Reorganization Agreement' shall mean the Reorganization Agreement, effective as of October 15, 2002, by and between RPM International Inc. and RPM, Inc., as it may be amended, supplemented or replaced from time to time."

                            [Signature Page Follows]

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        IN WITNESS WHEREOF, RPM, Inc., by officers duly authorized by its Board of Directors, has caused this Amendment to the 1997 RPM, Inc. Restricted Stock Plan to be signed this 14th day of October, 2002.

                                         RPM, INC.



                                         By:        /s/ P. Kelly Tompkins
                                                  -----------------------------
                                                  P. Kelly Tompkins, Secretary


         The Successor Company hereby expressly acknowledges its assumption of all of the powers, authorities, duties, responsibilities and obligations of the Company with respect to the Plan as of the Effective Time.

                                         RPM INTERNATIONAL INC.

                                         By:        /s/  Keith R. Smiley
                                                  -----------------------------
                                                  Keith R. Smiley, Treasurer and
                                                     Assistant Secretary




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